UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 9, 2011

DICE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction

of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

1040 AVENUE OF THE AMERICAS, 16TH FLOOR, NEW YORK, NEW YORK	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 725-6550

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting Agreement

On May 9, 2011, in connection with the previously announced public offering of common stock (the “Common Stock”) of Dice Holdings, Inc. (the “Company”), the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with certain selling stockholders named therein, and Credit Suisse Securities (USA) LLC, as the underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the selling stockholders, including affiliates of General Atlantic LLC and Quadrangle Group LLC, will sell an aggregate of 8,000,000 shares of Common Stock to the Underwriter at a price of $15.88 per share. The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The offering of the Common Stock was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, as amended (File No. 333-165483) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”), which became effective on May 18, 2010. The terms of the Common Stock are described in the Company’s Prospectus dated May 18, 2010, as supplemented by a final Prospectus Supplement dated May 10, 2011, as filed with the Commission on May 10, 2011. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Report and the Registration Statement.

The offering is expected to close on May 13, 2011. The Company will not receive any proceeds from the sale of shares by the selling stockholders.

The Underwriter and its affiliates have in the past and may in the future provide various investment banking, commercial banking, financial advisory and other services to the Company and its affiliates.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2011, among the Company, certain stockholders named on Schedule A thereto, and Credit Suisse Securities (USA) LLC, as underwriter.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE HOLDINGS, INC.

Date: May 12, 2011	By:	/s/ Brian P. Campbell
		Name:	Brian P. Campbell
		Title:	Vice President & General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2011, among the Company, certain stockholders named on Schedule A thereto, and Credit Suisse Securities (USA) LLC, as underwriter.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).